SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report:  January 26, 1999

                             RALSTON PURINA COMPANY
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

             MISSOURI                1-4582             No. 43-0470580
    ----------------------------------------------------------------------
        (State or Other          (Commission           (IRS Employer
         Jurisdiction of          File Number)      Identification Number)
          Incorporation)

     CHECKERBOARD SQUARE, ST. LOUIS, MISSOURI                    63164
   -----------------------------------------------------------------------
      (Address of Principal Executive Offices)                (Zip  Code)

                                 (314) 982-1000
                               -------------------
              (Registrant's telephone number, including area code)

Item  5.    Other  Events

             CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR"
          PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
                                      1995

     Ralston Purina Company and its representatives may from time to time make written or verbal statements, including statements regarding its businesses and their respective markets, projections of future performance, statements of management's plans and objectives, forecasts of market trends and other matters, which to the extent they are not historical fact, may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements may be contained in the Company's filings with the
Securities and Exchange Commission, press releases, and written or oral presentations made by representatives of the Company to analysts, rating agencies, shareholders, news organizations and others. No assurance can be given that the results in any forward-looking statements will be achieved and actual results could be affected by one or more factors which could cause them to differ materially. Therefore, the Company wishes to ensure that any written or oral forward-looking statements made by it or on its behalf, are accompanied by, or referenced to, meaningful cautionary statements in order to maximize to the fullest extent possible the protections of the safe harbor established in the Private Securities Litigation Reform Act of 1995.

     All forward-looking statements made by or on behalf of the Company are hereby qualified in their entirety by reference to the following important factors, among others, that could affect the Company's businesses and cause actual results to differ materially from those projected. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update such statement to reflect events or circumstances arising after such date.

     General  Business  Considerations
     ---------------------------------

     The Company's financial results can be significantly affected by general economic conditions, inflationary pressures, high labor costs and unforeseen changes in consumer demand or buying patterns. Potential limitations on the Company's ability to generate sufficient internal cash flows, interest rate fluctuations and other capital market conditions may negatively affect the Company's ability to support capital expansion plans, share repurchase programs, general operations and research and development and advertising and promotional activities. Changes in accounting standards applicable to the Company may also have a negative impact on its results of operations. Uncertainty surrounding possible political candidates and elections in the year 2000, and other political uncertainties, including the effects of the impeachment of President Clinton, may have a negative impact on economic conditions, and the economic crisis in the Asia Pacific and Latin American regions may result in a decline in economic growth in the United States.

     Raw  Materials
     --------------

     Volatility in the market prices of commodities and other raw materials utilized by the Company may negatively impact the Company's results of operations, particularly if increases in such market prices cannot be passed on by increases in the prices of the Company's products. Although the Company tries to limit its exposure to changes in such market prices by hedging certain of its ingredient requirements, there can be no assurance that such efforts will be effective.

     Competition
     -----------

     The Company's businesses face intense product and price competition from other global as well as regional and local manufacturers. To the extent competitors are better able to manage expenses, whether by sourcing of lower cost raw materials, lower labor or other operating expenses, or local currency advantages, they could subject the Company to adverse pricing pressures. Other competitive pressures, including, but not limited to, the introduction of new technologies, industry consolidation, large-scale advertising or sales promotion campaigns, consolidation of retailers and retail pressure from large-scale buyers may affect the Company's ability to gain or maintain share of sales in
certain  markets,  and  may  materially  affect  operating  results.    Sales
reorganization activities or changes in promotional policies may result in confusion or alienation among significant customers, which could have a negative impact on sales. The sales decline of rechargeable batteries could continue as lower-priced foreign competitors increase their share of that market and new technologies emerge.

     Foreign  Sales
     --------------

     A significant portion of the Company's revenues are generated from international business operations. Changes in trade or monetary policies, rates of taxation or tariffs and regulatory requirements of the United States and other nations, as well as political, economic or social instability in certain regions may affect the Company's international businesses. For the past several years, negative economic and competitive conditions in Europe have significantly affected battery product operations in that region, and more recent economic upheavals in the Asia Pacific and Latin American regions, along with associated currency devaluations, have had a negative effect on profitability in those areas. Concerns associated with animal diseases such as BSE may affect sales of pet products. Hyperinflationary conditions and exchange rate fluctuations in particular countries may also affect the Company's overall financial
performance.    The  Company's  plans  to  address  issues  involved  with  the introduction of the Euro throughout the European Union may be inadequate to address the complex impact of that introduction, and may be affected by economic or political instability associated with the introduction.

     Year  2000  Readiness
     ---------------------

     The Company has developed plans and projects to achieve Year 2000 readiness. The evaluation and remediation process which the Company has implemented may not be sufficiently timely or thorough to avoid major business interruptions, given the difficulty, in particular, of dealing with imbedded chip technologies. The remaining expenditures necessary to complete such plans and projects may be more significant than the Company currently anticipates. Because of the Company's inability to fully determine the readiness of all critical suppliers and customers as well as governmental agencies, the failure of any of such parties to achieve Year 2000 readiness may be more significant than the Company presently projects.

     Legal  and  Administrative  Matters
     -----------------------------------

     Although no significant litigation is now pending or threatened, legal and administrative proceedings related to the operation of the Company's businesses, including product liability claims, environmental claims and employment claims, may be brought in the future, which could be adverse to the Company. The Company maintains internal controls and compliance programs to prevent violations which could give rise to such claims, but there can be no assurance that such controls will be effective. In addition, new laws and regulations, policies on enforcement, or judicial and administrative interpretations of existing laws or regulations, may have an adverse impact on the Company's results of operations.

     Restructuring  Activities
     -------------------------

     The Company has announced plans to close various battery production facilities and consolidate production capacity in remaining facilities, and has recorded provisions for restructuring which have reduced current earnings. The recorded provisions may not be sufficient to cover unanticipated expense which may be generated by such restructuring, and additional charges may have to be recorded. The Company may also be unable to realize the cost reductions and tax and other benefits it anticipates from such restructuring. Significant additional expenses or failure to achieve anticipated benefits resulting from such restructuring may have an adverse effect on future financial results.

     Company  Investments
     --------------------

     In July of 1995, upon the sale of the Company's Continental Baking Company subsidiary, the Company acquired approximately 47% of the outstanding common stock of Interstate Bakeries Corporation, which the Company accounts for under the equity method of accounting. The Company is required, by agreement with Interstate, to dispose of all but 14.9% of the outstanding Interstate Stock by July of 2000. In December of 1997, upon the sale of its international protein technologies business, the Company acquired approximately 22.5 million shares of the outstanding common stock of E.I. duPont de Nemours and Company. The market prices of both the Interstate Stock and the DuPont Stock have generally increased since their acquisition, although such prices have been subject to market fluctuations. There can be no assurance that the past performance of these investments will continue, nor that the Company will realize any gain in the value of such investments at the time it elects to divest its shares of Interstate Stock or DuPont Stock. The Company may also incur significant capital gains tax upon their divestiture.

     Summary
     -------

     The foregoing list of potential risk factors is not exhaustive, and new factors may emerge which could significantly impact the Company's businesses. Such additional factors, including, but not limited to, factors discussed from time to time in the Company's reports filed with the Securities and Exchange Commission, could also affect the Company's actual results and cause those results to differ materially from those expressed in any forward-looking statements issued by the Company or its representatives. It is impossible for the Company's management to predict such factors, or the likelihood of the factors listed above, and therefore forward-looking statements should not be relied upon as a prediction of actual future results.



SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


RALSTON  PURINA  COMPANY




By:  /s/ James M. Neville
James  M.  Neville
Vice  President  and  General  Counsel

Dated:  January  26,  1999